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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                -----------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 2, 2001
                                                           -------------

                               Fifth Third Bancorp
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             (Exact name of registrant as specified in its charter)

          Ohio                         000-08076                  31-0854434
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(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

                               Fifth Third Center
                38 Fountain Square Plaza, Cincinnati, Ohio 45263
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               (Address of principal executive offices) (Zip Code)





       Registrant's telephone number, including area code: (513) 579-5300
                                                           --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets.

         As previously reported in Item 5 of Fifth Third Bancorp's Current Reports on Form 8-K filed on November 20, 2000, as amended on January 30, 2001, and March 6, March 9, and March 14, 2001, Fifth Third and Old Kent Financial Corporation entered into an Agreement and Plan of Merger on November 20, 2000, and an Amended and Restated Agreement and Plan of Merger on January 16, 2001, pursuant to which Old Kent would be merged with and into Fifth Third Financial Corporation, a wholly-owned subsidiary of Fifth Third. These reports contained copies of the Agreement and Plan of Merger, Stock Option Agreement, Amended and Restated Agreement and Plan of Merger, Press Release dated November 20, 2000, Press Release dated March 8, 2001, Press Release dated March 13, 2001, Unaudited Pro Forma Condensed Combined Financial Information and Unaudited Condensed Pro Forma Financial Statement Information and Supplemental Financial Data. This transaction closed on April 2, 2001. A copy of the Press Release issued by Fifth Third on April 2, 2001 is attached hereto as Exhibit 99.1.

         This report is being filed to report the consummation of this transaction in this Item 2 and to include Old Kent's year end audited financial information for the years ended December 31, 2000. Unaudited pro forma financial information for this transaction through December 31, 2000 will be filed by an amendment to this report.


Item 7.  Financial Statements and Exhibits

         (a)      Financial statements of business acquired

                  The Old Kent Financial Corporation Consolidated Financial Statements for the Three Years in the Period Ended December 31, 2000 are included in Exhibit 99.2 attached hereto and incorporated herein, as follows:

                  -   Report of Independent Public Accountants

                  -   Consolidated Balance Sheets as of December 31, 2000 and
                      1999

                  - Consolidated Statements of Income for the Years Ended December 31, 2000, 1999 and 1998

                  - Consolidated Statements of Cash Flows for the Years Ended December 31, 2000, 1999 and 1998

                  - Consolidated Statements of Shareholders' Equity for the Years Ended December 31, 2000, 1999 and 1998

                  -   Notes to Consolidated Financial Statements



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         (b)      Pro forma financial information

                  The pro forma financial statements required to be filed by the Company as part of this Form 8-K require additional effort on behalf of the Company and have not yet been finalized on the date of this report. The Company will file such pro forma financial statements by amendment to this Form 8-K no later than 60 days hereafter.


         (c)      Exhibits

                  Exhibit No.

                  2.1 Agreement and Plan of Merger dated as of November 20, 2000 by and between Fifth Third Bancorp and Old Kent Financial Corporation (omitting schedules and exhibits). Incorporated by reference to Fifth Third's Current Report on Form 8-K filed with the SEC on November 20, 2000.*

                  2.2 Amended and Restated Agreement and Plan of Merger dated as of January 16, 2001 by and among Old Kent Financial Corporation, Fifth Third Bancorp and Fifth Third Financial Corporation (omitting schedules and exhibits). Incorporated by reference to the Amendment filed with the SEC on January 30, 2001 to Fifth Third's Current Report on Form 8-K originally filed with the SEC on November 20, 2000.*

                  4.1 Stock Option Agreement dated as of November 20, 2000 by and between Old Kent Financial Corporation, as Issuer, and Fifth Third Bancorp, as Grantee. Incorporated by reference to Fifth Third's Current Report on Form 8-K filed with the SEC on November 20, 2000.*

                  23.1     Consent of Arthur Andersen LLP.**

                  99.1     Press Release dated April 2, 2001.**

                  99.2 Old Kent Financial Corporation Consolidated Financial Statements for the Three Years in the Period Ended December 31, 2000.**

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                  *        Incorporated by Reference.
                  **       Previously filed.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FIFTH THIRD BANCORP
                                          (Registrant)



April 17, 2001                             /s/ Neal E. Arnold
                                           ----------------------------
                                           Neal E. Arnold
                                           Executive Vice President
                                           and  Chief Financial Officer